FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 727426108
G02030-01 (2/97)


TENNESSEE TAX-FREE BOND FUND
(A portfolio of The Planters Funds)

SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 30, 1996

Effective immediately, James Plunkett, Senior Vice President in the Funds Management Division of Union Planters National Bank, is the portfolio
manager of the Fund. Prior to joining Union Planters,   Mr. Plunkett was
Senior Vice President in the Funds Management Division of Sunburst Bank, Mississippi. Before that, he was an institutional financial consultant with Merrill Lynch, Pierce, Fenner & Smith Incorporated.


                                            February 13, 1997